THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”)
is entered into as of September 30, 2025, by and among INNOVATUS LIFE SCIENCES LENDING FUND I, LP, a Delaware limited partnership (together with its successors and assigns, “Innovatus”), as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 thereof or otherwise a party thereto from time to time (each a “Lender” and collectively, “Lenders”), and CODEXIS, INC., a Delaware corporation (“Borrower”).

Recitals

A.Collateral Agent, Lenders, and Borrower have entered into that certain Loan and Security Agreement dated as of February 13, 2024, as amended by that certain First Amendment to Loan and Security Agreement, dated as of May 1, 2024, and effective as of February 13, 2024 and that certain Second Amendment to Loan and Security Agreement, dated as of December 20, 2024 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower and Lenders desire to extend the Specified Period in accordance with the terms set forth herein.

D.Collateral Agent and Lenders have agreed to amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement.

2.Amendments. The Loan Agreement is hereby amended as set forth below:

2.1Section 13 (Definitions). The definition of “Specified Period” in Section 13 of the Loan Agreement is hereby amended and restated as set forth below:

“Specified Period” means the period commencing on the Effective Date and ending on the earlier of (i) the date of dissolution of Codexis India and (ii) June 30, 2026.

2.2Section 13 (Definitions).    Clause (g) of the definition of “Permitted Indebtedness” in Section 13 of the Loan Agreement is hereby amended and restated as set forth below:

(g) Indebtedness consisting of letters of credit in an amount not to exceed [REDACTED] in the aggregate at any time;

2.3Section 10 (NOTICES). Notification If to Borrower shall be amended as set forth below:

CODEXIS, INC.
200 Penobscot Drive

Redwood City, CA 94063 Attn: Georgia Erbez, CFO
Email copy to: GC@codexis.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP 140 Scott Drive
Menlo Park, CA 94025
Attn: Dan Van Fleet, John Williams and Will Sedgwick Email: Dan.VanFleet@lw.com John.Williams@lw.com; Will.Sedgwick@lw.com

3.Limitation of Agreement.

3.1This Agreement is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent and Lenders may now have or may have in the future under or in connection with any Loan Document.

3.2This Agreement shall be construed in connection with and as part of the Loan Documents, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties. Borrower represents and warrants to Collateral Agent and Lenders as follows:

4.1(a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects (except those representations and warranties that are qualified by materiality which shall be true and correct in all respects) as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing immediately before and after giving effect to this Agreement;

4.2Borrower has the power and authority to execute and deliver this Agreement and to perform its obligations under the Loan Agreement;

4.3The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date or subsequent thereto remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement have been duly authorized by all necessary action on the part of Borrower;

4.5The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7This Agreement has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Prior Agreement. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Agreement is not a novation and the terms and conditions of this Agreement shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Agreement and the terms of such documents, the terms of this Agreement shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.

6.Integration. This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

7.Counterparts. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

8.Conditions to Effectiveness. This Agreement shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders, in form and substance reasonably satisfactory to Collateral Agent and each Lender, such documents, and completion of such other matters, as Collateral Agent and each Lender may reasonably deem necessary or appropriate (and requested in writing at least three Business Days prior to the date hereof), including, without limitation:

a)this Agreement duly executed by each party hereto; and

b)Borrower’s payment of all Lenders’ Expenses incurred through the date of this Agreement to the extent due and payable.

9.Miscellaneous.

9.1This Agreement shall constitute a Loan Document under the Loan Agreement; and all obligations included in this Agreement (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Agreement and secured by the Collateral.

9.2Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

10.Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

BORROWER:

CODEXIS, INC.

By /s/ Georgia Erbez
Name: Georgia Erbez
Title: Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

COLLATERAL AGENT AND LENDER:

INNOVATUS LIFE SCIENCES LENDING FUND I, LP

By: Innovatus Life Sciences GP, LP Its: General Partner
By: /s/ Andrew Dym
Name: Andrew Dym
Title: Authorized Signatory